UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on October 24, 2019, Alimera Sciences, Inc., the registrant (“Alimera”), entered into a purchase agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“LPC”), pursuant to which Alimera had the right to sell to LPC up to $20.0 million of shares of Alimera’s common stock over the 36-month term of the Purchase Agreement, subject to certain limitations. As consideration for Lincoln Park’s commitment to purchase shares of common stock pursuant to the Purchase Agreement, Alimera issued 1,363,636 shares of its common stock to Lincoln Park on October 25, 2019 for no additional consideration.

Under the terms of the Purchase Agreement, LPC made an initial purchase of 2,000,000 shares of common stock at a price of $0.50 per share in cash, for an aggregate price of $1,000,000, on October 28, 2019. Alimera has not sold any additional shares of common stock to LPC since then.

On November 11, 2019, Alimera delivered notice to LPC pursuant to the Purchase Agreement terminating the Purchase Agreement after determining that it had no intention to conduct further sales to LPC under the Purchase Agreement. Under the terms of the Purchase Agreement, termination of the Purchase Agreement will be effective on November 12, 2019.

The summary of the terms of the Purchase Agreement set forth in Alimera’s Current Report on Form 8-K dated October 24, 2019 and filed with the SEC on October 25, 2019 is hereby incorporated by reference into this Current Report on Form 8-K (this “Report”).

Alimera issued a press release regarding the termination of the Purchase Agreement on the date of this Report. The full text of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.
99.1	Press Release of Alimera Sciences, Inc. dated November 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: November 13, 2019	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer

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